Exhibit 10f

                                CLOSING STATEMENT

Seller:                    RTC LLC, a Georgia limited liability company
------

Purchaser:                 ROLLINS CONTINENTAL, INC., a New York corporation
---------

Property:                  2546-2570 Northeast Expressway, Atlanta, Georgia,
---------                  consisting of Approx. 4.000 Acres,
                           located in Land Lots 205 and 234, 18th District,
                           DeKalb County, Georgia (the "Property")

Purchase Price:            $3,050,000.00
--------------

Closing Agent:             Arnall Golden & Gregory, LLP
-------------

Closing  Date:             As of October 31, 2002
-------------

*******************************************************************************

I.       Adjustments and Prorations

         Purchase Price:                                 $  3,050,000.00

         Plus     Purchaser's share of 2002 DeKalb
         ----     County taxes (See Schedule A)

                  Real Estate Taxes                      $      4,913.55

                  Personal Property Taxes                $        184.22

         Less     Security Deposits under the Leases
         ----     as shown on Schedule B                 $     <9,887.17>

         Less     Purchaser's share of the rent
         ----     due under the Leases as
                  Described on Schedule C                $     <3,987.88>

         NET AMOUNT DUE SELLERS FROM PURCHASER           $  3,041,222.72
                                                            ============
................................................................................

II.      Sellers' Accounts

         Net Amount Due Seller from Purchaser            $  3,041,222.72

         Less     Disbursements on Behalf of Seller:

         1.       DeKalb County Tax Commissioner
                  Real Estate - Tax Parcels 18-205-4-1
                  and 18-234-1-18                        $    <14,701.28>

         2.       DeKalb County Tax Commissioner
                  Personal Property Taxes  for
                  Orkin Training Center c/o RTC LLC
                  - Acct. # 4298142                      $       <551.97>

         NET CASH DUE SELLER AT CLOSING
         [to be wire transferred per Par. 3 of Sec. IV]  $  3,025,969.47

*******************************************************************************

III.     Purchaser's Account

         Net Amount Due Seller from Purchaser            $  3,041,222.72

         Plus     Disbursements on behalf of Purchaser:

         1.       Estimated recording costs payable
                  to Clerk, DeKalb County Superior
                  Court                                  $         40.00

         2.       Georgia Transfer Tax payable to Clerk,
                  DeKalb Superior Court                  $      3,050.00

         2.       Slutzky, Wolfe & Bailey
                  Title Premium, Fees and Expenses       $      3,614.00

         3.       Legal Fees to Arnall Golden &
                  Gregory, LLP                           $      3,000.00

         4.       Survey expenses to Tate Engineering
                  and Surveying, Inc. (Est.)             $      1,000.00

                  NET CASH DUE FROM PURCHASER AT CLOSING
                  [to be wire transferred to Closing
                  Agent per Par. 2 of Sec. IV hereof]    $  3,051,926.72

*******************************************************************************
IV.      Agreement of Parties

     1. The parties hereto each agree and acknowledge that they have each reviewed and approved the adjustments, prorations and disbursements shown herein. The parties acknowledge that certain amounts set forth above are estimates based on previous billings or are subject to adjustment in the future. The parties hereto agree to adjust any of the amounts set forth on this Closing Statement if and when any and all corrected and/or final bills are received and to cooperate in correcting any errors, mathematical or otherwise, on this Closing Statement. Notwithstanding anything in the Agreement to the contrary, this provision shall survive the Closing in accordance with the terms of the Agreement.

     2. Wire Transfer to Closing Agent. Section III requires that Total Funds are to be wired by Purchaser to the Closing Agent by wire transfer to the account set forth below. Upon receipt of these funds Closing Agent shall disburse all of said funds by either wire transfer or check to the parties listed in Sections II and III of this Closing Statement.

                  Amount of Wire:      $3,051,926.72
                  Account of:          Arnall Golden & Gregory Escrow Account
                  Bank:                Bank of America
                  Address of Bank:     600 Peachtree Street, N.E., Suite 1100
                                       Atlanta, Georgia 30308
                  Account No.:         Account No. 0001023-62-960
                  Bank's ABA No.:      ABA # 061-0000-52
                  FOR BENEFIT OF:      RTC LLC - Sale to Rollins Continental,
                                       Inc.[Client File # 3716-1097]
                  Responsible Attorney:Paula A. Ball, Esq.

                  Instruct Bank of America to contact the following upon receipt of the funds: Keith Knoll (404)873-8126 or Erica Gassaway (404) 873-8558

     3. Subject to receipt and collection at Closing of the TOTAL CASH DUE FROM PURCHASER AT CLOSING, Arnall Golden & Gregory, LLP is hereby authorized and directed to (i) make the Disbursements on Behalf of Sellers listed in Section II above at Closing, (ii) make the Disbursements on Behalf of Purchaser listed in
Section III above at Closing, and (iii) wire transfer an amount to Seller equal to the NET CASH DUE SELLER AT CLOSING, as herein provided, pursuant to the following wire transfer instructions, at Closing:

                  Wiring Instructions for Seller:
                  Amount of Wire:      $3,025,969.35

                  Bank:                The Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago IL 60675

                                       ABA #:  071000152

                  For:                 General Debit Incoming Trust #5186061000,
                                       Attention:  Cash
                                       Processing C-1N

               For further credit to:  R. Randall Rollins, Acct. #26-04744


     4. Possession of the Property shall be granted to the Purchaser at Closing.

     5. The parties hereto agree that any prorations relating to the Oral lease agreement between RTC LLC and Rollins Continental, Inc. shall be handled outside of closing.

     6. To facilitate execution, this Closing Statement may be executed in multiple counterparts. It shall not be necessary that the signatures on behalf of all parties appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement. Signatures delivered by means of telephonic facsimile or other electronic data transfer shall be binding upon the parties.

                         [Signatures on following page]

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
         IN WITNESS WHEREOF, the parties have executed this Closing Statement as of the day and year first above written.


                                            PURCHASER:

                                            ROLLINS CONTINENTAL, INC, a
                                            Georgia corporation

                                            By:/s/Harry Cynkus
                                            -----------------------
                                            Harry Cynkus
                                            Secretary-Treasurer



                                            SELLER:

                                            RTC LLC, a
                                            Georgia limited liability company


                                            By:/s/R. Randall Rollins
                                            -------------------------
                                            R. Randall Rollins
                                            Managing Member

                                   SCHEDULE A
                                   ----------
                       Ad Valorem Property Tax Prorations

                             Personal Property taxes
                                for Tax Year 2002


         Tax Parcel No.                      Total               Amt. Paid           Bal. Due/Pd. at Closing
-----------------------------------       ----------            ----------           -----------------------
Tax Parcel 18-205-4-1 (Real Estate)       $29,384.41            $14,692.21                 $14,692.21

Tax Parcel 18-234-1-18 (Real Estate)          $18.14                 $9.07                      $9.07

   Total                                  $29,402.55            $14,701.28                 $14,701.28

           Personal Property                Total               Amt. Paid           Bal. Due/Pd. at Closing
----------------------------------        ---------             ----------          -----------------------
Personal Property - Orkin Training        $1,103.94                $551.97                    $55l.97
Center c/o RTC LLC
County No. 4298142

   Total Due                                            $1,103.94              $551.97                    $551.97

Proration of Real Estate Taxes:

         Total Amount of 2002 Ad valorem taxes Paid by Seller =    $ 29,884.41

         [$29,402.55 / 365 days  = $80.55 per diem}

         Purchaser's Share =        $80.55 per diem x 61 days =      $4,913.55



Proration of Personal Property Taxes:

         Total Amount of 2002 taxes Paid by Seller   =              $ 1.103.94

         [$1,103.94 / 365 days  = $3.02 per diem}

         Purchaser's Share =        $3.02 per diem x 61 days =         $184.22

                                   Schedule B
                                   ----------
                            List of Security Deposits





                    Tenant                            Amount
                    ------                            ------
             Lamar                                    $ None

             Crosslink Orthopedic                     $ 3,470.50

             Tatung Trading Co.                       $ 6,416.67



                                 Total $9,887.17

                                   SCHEDULE C
                                   ----------
                                 Rent Prorations


1. (Sign Lease) - Lease between 85-X-Way, as Landlord, and Lamar Advertising Company, as successor to National Advertising Company, as Tenant, dated June 12, 1991, consisting of 14' x 48' parcel located at No. _______ N.E. Expressway, Atlanta, Georgia.

         Annual Rent paid in full prior to Closing.

         Total Annual Rent = $13,500.00

         * Purchaser's share = $15,002.22 / 365 days = $41.10 per diem x 61 days) = $2,507.10


2. Lease between Helmer Realty Associates, Inc., as Landlord, and Crosslink Orthopedic L.L.C., as Tenant, dated March 5, 1999, as amended, consisting of 6,547 square feet known as Unit/Space No. 2548-A and 2550 N.E. Expressway, Atlanta, Georgia.

         Rent is due and payable on the 15th of each month.

         Monthly Rent = $3,278.95

         * Purchaser's share = $3,278.95 / 31 days = $105.77 per diem x 14 days) = $1,480.78


3. Lease between 85X Way ("Landlord"), as landlord, and Tatung Trading Co., Inc., f/k/a Chinaware and Arts, Inc. ("Tenant"), dated November 26, 1985, as amended, consisting of 20,104 square feet known as Unit/Space No. 2546 N.E. Expressway, Atlanta, Georgia.

         No prorations applicable.  Rent current through October 31, 2002


4. Lease arrangement between RTC LLC, as lessor, and Rollins Continental, Inc. as Lessee, commencing June 26, 2000 and as approved by the Board of Rollins Continental, Inc. pursuant to Proposal of Purchase of The Rollins Training Center as submitted for the approval of the Audit Committee and Board of Directors for Rollins Inc. dated October 22, 2002.

         ALL PRORATIONS BETWEEN RTC LLC AND ROLLINS CONTINENTAL, INC. ARE BEING HANDLED OUTSIDE OF CLOSING..
*******************************************************************************
*  Purchaser's Share of Prorations: Sign Lease                       $2,507.10
                                    Crosslink Orthopedic L.L.C       $1,480.78

                                            TOTAL                    $3,987.88